                                                                     EXHIBIT 4.1



                       GOLDEN WEST FINANCIAL CORPORATION

                                      TO

                             BANKERS TRUST COMPANY

                                    TRUSTEE
                                    -------



                                   INDENTURE

                           DATED AS OF JULY 1, 1995

                               TABLE OF CONTENTS


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                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application
 Section 101.  Definitions......................................   1
 Section 102.  Compliance Certificates and Opinions.............  11
 Section 103.  Form of Documents Delivered to Trustee...........  12

Section 104.   Acts of Holders..................................  13
 Section 105.  Notices, Etc.....................................  14
 Section 106.  Notice to Holders of Securities; Waiver..........  15
 Section 107.  Language of Notices, Etc.........................  16
 Section 108.  Conflict with Trust Indenture Act................  16
 Section 109.  Effect of Headings and Table of Contents.........  16
 Section 110.  Successors and Assigns...........................  16
 Section 111.  Separability Clause..............................  17
 Section 112.  Benefits of Indenture............................  17
 Section 113.  Governing Law....................................  17
 Section 114.  Legal Holidays...................................  17

                                  ARTICLE TWO

                                 Security Forms
 Section 201.  Forms Generally..................................  17
 Section 202.  Form of Trustee's Certificate of Authentication..  18
 Section 203.  Securities in Global Form........................  18

                                 ARTICLE THREE

                                 The Securities
 Section 301.  Amount Unlimited; Issuable in Series.............  19
 Section 302.  Denominations....................................  23
 Section 303.  Execution, Authentication, Delivery and Dating...  23
 Section 304.  Temporary Securities; Exchange of Temporary
                 Securities.....................................  25
 Section 305.  Registration, Registration of Transfer and
                 Exchange.......................................  27
 Section 306.  Mutilated, Destroyed, Lost and Stolen Securities
                 and Coupons....................................  30
 Section 307.  Payment of Interest; Interest Rights Preserved...  32
 Section 308.  Persons Deemed Owners............................  33
 Section 309.  Cancellation.....................................  34
 Section 310.  Computation of Interest..........................  34

                                  ARTICLE FOUR

                           Satisfaction and Discharge
 Section 401.  Satisfaction and Discharge of Indenture..........  34
 Section 402.  Application of Trust Money.......................  36

                                       i
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
                                  ARTICLE FIVE

                                    Remedies
 Section 501.  Events of Default................................  36
 Section 502.  Acceleration of Maturity, Rescission and
                 Annulment......................................  37
 Section 503.  Collection of Indebtedness and Suits for
                 Enforcement by Trustee.........................  38
 Section 504.  Trustee May File Proofs of Claim.................  40
 Section 505.  Trustee May Enforce Claims Without Possession of
                 Securities or Coupons..........................  41
 Section 506.  Application of Money or Property Collected.......  41
 Section 507.  Limitation on Suits..............................  42
 Section 508.  Unconditional Right of Holders to Receive
                 Principal, Premium and Interest and to Exchange
                 Securities for Capital Securities..............  43
 Section 509.  Restoration of Rights and Remedies...............  43
 Section 510.  Rights and Remedies Cumulative...................  44
 Section 511.  Delay or Omission Not Waiver.....................  44
 Section 512.  Control by Holders of Securities.................  44
 Section 513.  Waiver of Past Defaults..........................  44
 Section 514.  Undertaking for Costs............................  45
 Section 515.  Waiver of Stay or Extension Laws.................  45
                                  ARTICLE SIX

                                  The Trustee
 Section 601.  Certain Duties and Responsibilities..............  46
 Section 602.  Notice of Defaults...............................  47
 Section 603.  Certain Rights of Trustee........................  47
 Section 604.  Not Responsible for Recitals or Issuance of
                 Securities.....................................  49
 Section 605.  May Hold Securities..............................  49
 Section 606.  Money Held in Trust..............................  49
 Section 607.  Compensation and Reimbursement...................  49
 Section 608.  Disqualification; Conflicting Interests..........  50
 Section 609.  Corporate Trustee Required; Eligibility..........  57
 Section 610.  Resignation and Removal; Appointment of
                 Successor......................................  57
 Section 611.  Acceptance of Appointment by Successor...........  60
 Section 612.  Merger, Conversion, Consolidation or Succession
                 to Business....................................  61
 Section 613.  Preferential Collection of Claims Against
                 Company........................................  61
 Section 614.  Appointment of Authenticating Agent..............  65

                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company
 Section 701.  Company to Furnish Trustee Names and Addresses of
                 Holders........................................  68

                                      ii
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
 Section 702.  Preservation of Information; Communications to
                 Holders........................................  69
 Section 703.  Reports by Trustee...............................  70
 Section 704.  Reports by Company...............................  72

                                 ARTICLE EIGHT

                 Consolidation, Merger, Conveyance or Transfer
 Section 801.  Company May Consolidate, etc.....................  73
 Section 802.  Successor Substituted............................  74

                                  ARTICLE NINE

                            Supplemental Indentures
 Section 901.  Supplemental Indentures Without Consent of
                 Holders........................................  74
 Section 902.  Supplemental Indentures with Consent of Holders..  76
 Section 903.  Execution of Supplemental Indentures.............  77
 Section 904.  Effect of Supplemental Indentures................  78
 Section 905.  Conformity with Trust Indenture Act..............  78
 Section 906.  Reference in Securities to Supplemental
                 Indentures.....................................  78

                                  ARTICLE TEN

                                   Covenants
 Section 1001.  Payment of Principal, Premium and Interest......  78
 Section 1002.  Maintenance of Office or Agency.................  79
 Section 1003.  Money for Securities Payments to Be Held in
                  Trust.........................................  80
 Section 1004.  Officers' Certificate...........................  82
 Section 1005.  Additional Amounts..............................  82
 Section 1006.  Reserved........................................  83
 Section 1007.  Reserved........................................  83
 Section 1008.  Reserved........................................  83

Section 1009.  Purchase of Securities by Company or Subsidiary..  83

                                 ARTICLE ELEVEN

                            Redemption of Securities
 Section 1101.  Applicability of Article........................  83
 Section 1102.  Election to Redeem; Notice to Trustee...........  84
 Section 1103.  Selection by Trustee of Securities to Be
                  Redeemed......................................  84
 Section 1104.  Notice of Redemption............................  85
 Section 1105.  Deposit of Redemption Price.....................  86
 Section 1106.  Securities Payable on Redemption Date...........  86
 Section 1107.  Securities Redeemed in Part.....................  87
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                                      iii
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
                                 ARTICLE TWELVE

                                 Sinking Funds
 Section 1201.  Applicability of Article........................  87
 Section 1202.  Satisfaction of Sinking Fund Payments with
                  Securities....................................  88
 Section 1203.  Redemption of Securities for Sinking Fund.......  88

                                ARTICLE THIRTEEN

                       Meetings of Holders of Securities
 Section 1301.  Purposes for Which Meetings May Be Called.......  88
 Section 1302.  Call, Notice and Place of Meetings..............  89
 Section 1303.  Persons Entitled to Vote at Meetings............  89
 Section 1304.  Quorum; Action..................................  89
 Section 1305.  Determination of Voting Rights; Conduct and
                  Adjournment of Meetings.......................  91
 Section 1306.  Counting Votes and Recording Action of Meetings.  91

                                ARTICLE FOURTEEN

                                   Defeasance
 Section 1401.  Applicability of Article; Company's Option to
                  Effect Defeasance.............................  92
 Section 1402.  Defeasance and Discharge........................  92
 Section 1403.  Reserved........................................  93
 Section 1404.  Conditions to Defeasance........................  93
 Section 1405.  Deposited Money and U.S. Government Obligations
                  to Be Held in Trust; Other Miscellaneous
                  Provisions....................................  95

                                ARTICLE FIFTEEN

                          Subordination of Securities
 Section 1501.  Securities Subordinate to Senior Indebtedness...  95
 Section 1502.  Rights of Holders of Senior Indebtedness Not
                  Impaired......................................  97
 Section 1503.  Trustee Authorized to Effectuate Subordination..  97
 Section 1504.  Trustee May Hold Senior Indebtedness............  98
 Section 1505.  Trustee and Holders of Securities May Rely on
                  Certificate of Liquidating Agent; Trustee May
                  Require Further Evidence as to Ownership of
                  Senior Indebtedness; Trustee Not Fiduciary to
                  Holders of Senior Indebtedness................  98
 Section 1506.  Permitted Payments..............................  98
 Section 1507.  Trustee Not Charged with Knowledge of
                  Prohibition...................................  99
 Section 1508.  Securities to Rank Pari Passu With Existing
                  Subordinated Indebtedness; Payment of Proceeds
                  in Certain Cases..............................  99
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                                      iv
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
                                ARTICLE SIXTEEN

                   Repayment at the Option of Securityholders
 Section 1601.  Applicability of Article........................  100
 Section 1602.  Repayment of Securities.........................  100
 Section 1603.  Exercise of Option; Notice......................  100
 Section 1604.  Securities Payable on the Repayment Date........  101

                               ARTICLE SEVENTEEN

                 Exchange of Capital Securities For Securities
 Section 1701.  Applicability of Article........................  102
 Section 1702.  Exchange of Capital Securities for Securities at
                  Stated Maturity...............................  102
 Section 1703.  Right of Early Exchange of Capital Securities
                  for Securities................................  103
 Section 1704.  Notices of Exchange.............................  104
 Section 1705.  Rights and Duties of Holders of Securities to be
                  Exchanged for Capital Securities..............  106
 Section 1706.  Election to Exchange............................  108
 Section 1707.  Deposit of Exchange Price.......................  108
 Section 1708.  Securities Due on Exchange Date; Securities
                  Exchanged in Part.............................  108
 Section 1709.  Form of Capital Security Election Form..........  109
 Section 1710.  Fractional Capital Securities...................  110
 Section 1711.  Company to Obtain Governmental and
                  Regulatory Approvals..........................  110
 Section 1712.  Taxes on Exchange...............................  110
 Section 1713.  Covenants as to Capital Securities and Secondary
                  Offering......................................  110
 Section 1714.  Provision in Case of Consolidation, Merger
                  or Transfer of Assets.........................  111
 Section 1715.  Responsibility of Trustee.......................  112
 Section 1716.  Revocation of Obligation to Exchange Capital
                  Securities for Securities.....................  112

                                ARTICLE EIGHTEEN

                                Available Funds
 Section 1801.  Applicability of Article........................  113
 Section 1802.  Redemption of Primary Capital Securities with
                  Available Funds...............................  113
 Section 1803.  Payment of Primary Capital Securities with
                  Available Funds...............................  113
 Section 1804.  Covenant to Generate Available Funds............  114
 Section 1805.  Revocation of Obligations.......................  114

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                                ARTICLE NINETEEN

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors
 Section 1901.  Exemption from Individual Liability.............  115






Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture

          INDENTURE, dated as of July 1, 1992, between Golden West Financial Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1901 Harrison Street, Oakland, California 94612, and Bankers Trust Company, a national banking association, Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

Section 101.  Definitions.
              -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Six, are defined in that Article.

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Available Funds" means, subject to the proviso below, such amounts, if any, as the Company, at its option, has in accordance with and within the meaning of applicable regulations or other criteria, if any, of the Primary Federal Regulator, dedicated to the retirement or redemption of Securities of a series designated as Primary Capital Securities and which represent only (i) the net dollar proceeds of the sale from time to time of authorized but not previously issued Capital Securities, (ii) the market value (as determined by the Company) of Capital Securities issued from time to time in exchange for property or services or issued to finance acquisitions, including acquisitions of business entities, less the expenses incurred to effect such exchange or issuance, and (iii) other funds which the regulations or other criteria of the Primary Federal Regulator then permit to be utilized for the retirement or redemption of a series of securities designated as Primary Capital Securities;

provided that (x) in the case of funds referred to in clauses (i) and (ii), the Company had denominated such proceeds or funds as Available Funds on its books and records in the manner required by the Primary Federal Regulator and (y) there shall be deducted from Available Funds an amount equal to any Available Funds used to repay or redeem a series of Primary Capital Securities. In the event that the Company's then Primary Federal Regulator has no applicable regulations, Available Funds shall include any funds of the Company.

          "Bearer Security" means any Security established pursuant to Section 201 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Security in global bearer form.

          "Board of Directors" means the board of directors of the Company, the executive committee or any other committee of such board duly authorized to act hereunder.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

          "Capital Securities" means any securities issued by the Company which consist of any one of the following: (i) Common Stock or (ii) Perpetual Preferred Stock. Capital Securities may have such terms, rights and preferences as may be determined by the Company.

          "Capital Security Election Form" means a form substantially in the form included in Section 1709.

          "CEDEL" or "CEDEL S.A." means Centrale de Livraison de Valeurs Mobilieres S.A.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Depositary" has the meaning specified in Section 304.

          "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, Chief Executive Officer, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at 2 ______________________________________________, except that, with respect to presentation of Securities for payment or registration of transfers and exchanges and the location of the Security Registrar, such term means the office or agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "coupon" means any interest coupon appertaining to a Bearer Security.

          "Default" has the meaning specified in Section 503.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Debt" of any Person means, at any date, the principal of and premium, if any, and interest on (i) all indebtedness of such Person (including indebtedness of others guaranteed by such Person), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (A) for money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments or (B) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind, (ii) obligations of, or any such obligations guaranteed by, such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party,
(iii) obligations of such Person under letters of credit, (iv) any indebtedness of such Person under or other obligations of such Person to make payment pursuant to the terms of commodity contracts, interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts, and other similar agreements or arrangements designed to protect against fluctuations in currency exchange or interest rates and (v) amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation."

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          "Equivalent Principal Terms" has the meaning specified in Section
1102.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Agent" means the Person or Persons appointed by the Company to give notices and to exchange Securities of any series for Capital Securities as specified in Article Seventeen.

          "Exchange Date", when used with respect to the Securities of any series, means any date on which such Securities are to be exchanged for Capital Securities pursuant to this Indenture.

          "Exchange Price", when used with respect to any Security of any series to be exchanged for Capital Securities, means the amount of Capital Securities for which such Security is to be exchanged pursuant to this Indenture or the aggregate sale price of such Capital Securities in the Secondary Offering for such Security, as the case may be.

          "Existing Subordinated Indebtedness" means, unless otherwise determined with respect to any series of Securities pursuant to Section 301, the obligations of the Company pursuant to its 10-1/4% Subordinated Notes due December 1, 2000, 10-1/4% Subordinated Notes due May 15, 1997, 9.15% Subordinated Notes due May 23, 1998, 8-5/8% Subordinated Notes due August 30, 1998, 7-7/8% Subordinated Notes due January 15, 2002, 8-3/8% Subordinated Notes due April 15, 2002, and 7-1/4% Subordinated Notes due August 15, 2002.

          "Global Exchange Date" has the meaning specified in Section 304.

          "Holder", when used with respect to any Security, means in the case of a Registered Security the Person in whose name the Security is registered in the Security Register and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means the bearer thereof.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

          "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Security which provides for the payment of additional amounts pursuant to Section 1005, includes such additional amounts.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Junior Subordinated Indebtedness" means all Debt of the Company which is subordinate and junior in right with respect to the general assets of the Company to all other Debt of the Company (including without limitation Senior Indebtedness and Subordinated Indebtedness).

          "Market Value" of any Capital Securities issued on any Exchange Date for Securities of any series shall be the sale price of such Capital Securities which are sold in the Secondary Offering for the Securities of such series. In the event no such Secondary Offering takes place, the Market Value of such Capital Securities shall be the average of their fair value on such Exchange Date for Securities of such series as determined by three independent nationally recognized investment banking firms selected by the Company.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of option for repayment or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company. Each such Opinion of Counsel shall contain the statements set forth in
Section 102.

          "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                      ------

               (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

              (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust (except pursuant to Article Fourteen) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons thereto appertaining; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

             (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities of any one or more series have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Securities
(i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or a composite currency shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security by the Company in good faith, of the principal amount of such Security (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the amount determined as provided in (i) above), of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of and any premium, interest or additional amounts on any Securities on behalf of the Company.

          "Perpetual Preferred Stock" means any stock of any class of the Company which has a preference over Common Stock in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not mandatorily redeemable or repayable, or redeemable or repayable at the option of the Holder, otherwise than in shares of Common Stock or Perpetual Preferred Stock of another class or series or with the proceeds of the sale of Common Stock or Perpetual Preferred Stock.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to the provisions of Section 1002, the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301 or any place where the Securities of such series are exchangeable for Capital Securities as specified pursuant to Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

          "Primary Capital Securities" shall mean any series of Securities subject to Article Seventeen or Section 1804 and designated as such pursuant to Section 301 hereof.

          "Primary Federal Regulator" means the primary United States federal regulator of the Company (which at the date of this Indenture is the Office of Thrift Supervision), or any successor body or institution.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Security" means any Security established pursuant to
Section 201 which is registered in the Security Register, including, without limitation, unless the context otherwise indicates, a Security in global form.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

          "Repayment Date", when used with respect to any Security to be repaid upon exercise of an option for repayment by the Holder, means the date fixed for such repayment by or pursuant to this Indenture.

          "Repayment Price", when used with respect to any Security to be repaid upon exercise of an option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

          "Responsible Officer", when used with respect to the Trustee, shall mean any officer within the Corporate Trust and Agency Group (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Secondary Offering", when used with respect to the Securities of any series, means the offering and sale by the Company of Capital Securities for the account of Holders of Securities of such series who elect to receive cash and not Capital Securities on the Exchange Date for such series.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" has the meaning specified in Section 305.

          "Security Registrar" means the Person appointed by the Company to register Registered Securities and transfers of Registered Securities as provided in Section 305. Initially, the Trustee is the Security Registrar for the Securities.

          "Senior Indebtedness" means all Debt of the Company except Junior Subordinated Indebtedness and Subordinated Indebtedness.

          "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Company pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subordinated Indebtedness" means all Debt of the Company, other than Junior Subordinated Indebtedness, which is subordinate and junior in right with respect to the general assets of the Company to Senior Indebtedness and shall include (i) the Securities, (ii) any Debt on a parity with any of the Securities and (iii) Existing Subordinated Indebtedness.

          "Subsidiary" means a corporation a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in force at the date as of which this instrument was executed, except as provided in Section 905.

          "United States" means the United States of America (including the States and the District of Columbia) and its possessions.

          "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

          "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

          "U.S. Government Obligations" means securities which are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided, that (except as
                                                       --------
required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Voting Stock" means outstanding shares of capital stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power because of default in dividends or other default.

Section 102.  Compliance Certificates and Opinions.
              ------------------------------------

          Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action or refrain from taking any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent or covenants, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent or covenants, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 704(4)) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.
              --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 104.  Acts of Holders.
                   ---------------

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

               (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

               (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
     (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Trustee deems sufficient.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

               (f) The Company may set a record date for purposes of determining the identity of Holders of Registered Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by
     Section 512 or Section 513. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Securities furnished to the Trustee pursuant to Section 701 prior to such solicitation.

     Section 105.  Notices, Etc., to Trustee and Company.
                   -------------------------------------

               Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Group, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid (or by guaranteed overnight delivery), to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders of Securities; Waiver.
              ---------------------------------------

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event,

          (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and

          (2) such notice shall be sufficiently given to Holders of Bearer Securities if published on a Business Day in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities, at least twice, each such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

          In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities given as provided herein.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.  Language of Notices, Etc.
              ------------------------

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

Section 108.  Conflict with Trust Indenture Act.
              ---------------------------------

          If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) of the Trust Indenture Act, the duties imposed upon the Trustee by the Trust Indenture Act will control. The parties hereto further agree that in the case of any duty of the Trustee detailed herein that relates to a specific subject matter covered by the Trust Indenture Act and is set forth herein in a different manner than in the Trust Indenture Act (which manner does not limit, qualify or conflict with the duties imposed by the Trust Indenture Act but is susceptible to the interpretation that it imposes an additional duty on the Trustee), the Trustee shall only be required to comply with the requirements of the Trust Indenture Act with respect to that particular subject matter and shall have no additional contractual duties.

Section 109.  Effect of Headings and Table of Contents.
              ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 110.  Successors and Assigns.
              ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 111.  Separability Clause.
              -------------------

          In case any provision in this Indenture or the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 112.  Benefits of Indenture.
              ---------------------

          Nothing in this Indenture or the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Securities and coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 113.  Governing Law.
              -------------

          This Indenture and the Securities and coupons shall be governed by and construed in accordance with the laws of the State of California.

Section 114.  Legal Holidays.
              --------------

          Except as specified pursuant to Section 301, in any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or coupons other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and any premium need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repayment Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period
--------
from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 Security Forms

Section 201.  Forms Generally.
              ---------------

          The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in such form (including temporary or permanent global form) as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. Any such legends or endorsements placed on such Securities by the Company after the execution of the Securities or coupons shall be delivered in writing to the Trustee by the Company. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence. If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities (or any such temporary global Security) or coupons.

          Unless otherwise specified as contemplated by Section 301, Bearer Securities other than Bearer Securities in temporary or permanent global form shall have interest coupons attached.

          The definitive Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or coupons.

Section 202.  Form of Trustee's Certificate of Authentication.
              -----------------------------------------------

          The Trustee's certificate of authentication shall be in substantially the following form:

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                               BANKERS TRUST
                               COMPANY, as Trustee


                               By ______________________________
                                       Authorized Signatory


Section 203.  Securities in Global Form.
              -------------------------

          If Securities of a series are issuable in global form, as specified by
Section 301, then, notwithstanding clause (10) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of

Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or
Section 304.  Subject to the provisions of Section 303 and, if applicable,
Section 304, the Trustee shall deliver and redeliver any Security in global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to
Section 303 or Section 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

          The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

          Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Holder thereof.

          Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, unless otherwise specified as contemplated by
Section 301, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security as shall be specified in a written statement of the Holder of such permanent global Security which is produced to the Trustee by such Holder.


                                 ARTICLE THREE

                                 The Securities

Section 301.  Amount Unlimited; Issuable in Series.
              ------------------------------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1603 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Securities of the series are to be issuable with or without coupons or both, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form and the circumstances under which such Securities may be issued, delivered or exchanged, if other than in the manner provided in this Article Three, and the name of any Common Depositary, or depositary, as the case may be, for such global Security;

          (4) (i) the manner in which or the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, (ii) the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and (iii) the extent to which, or the manner in which, any interest payable on a global Security will be paid in any case if other than in the manner provided in this Article Three or Section 1002;

          (5) the date or dates on which the principal of the Securities of the series is payable;

          (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the formula pursuant to which such rate or rates shall be determined, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Registered Securities on any Interest Payment Date;

          (7) the place or places where, subject to the provisions of Sections 1002 and 114, the principal of and any premium and interest on Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange, notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and where notice to Holders pursuant to Section 106 will be published;

          (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company and/or repaid in whole or in part, at the option of the Holders;

          (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (10) the denominations in which any Registered Securities of the series shall be issuable, if other than the denominations provided in Section 302, and the denomination or denominations in which any Bearer Securities of the series shall be issuable, if other than the denominations provided in
     Section 302;

         (11) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America and the agency or organization responsible for overseeing such composite currency and other terms and conditions with respect thereto;

         (12) if the principal of and any premium or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

         (13) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

         (14) if other than the principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

         (15) whether such Securities constitute Primary Capital Securities, and, if so, whether Article Seventeen or Section 1804 applies;

         (16) if applicable, the place or places at which, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities shall be exchangeable for Capital Securities of the Company, which terms and conditions shall not be inconsistent with Article Seventeen unless otherwise provided pursuant to this Section 301;

         (17) any covenant of the Company to designate Available Funds for the repayment of the Securities and the terms and conditions of such Available Funds, which terms and conditions shall not be inconsistent with Section 1804 unless otherwise provided pursuant to this Section 301;

         (18) if Section 1402 shall not apply to the Securities of the series;

         (19) the Person who shall be the Security Registrar, if other than the Trustee, the Person who shall be the initial Paying Agent and the Person who shall be the initial Common Depositary or the depositary, as the case may be, and any provisions for the appointment of a successor Common Depositary or depositary; and

         (20) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

          All Securities of any one series, and the coupons appertaining to any Bearer Securities of such series, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 302.  Denominations.
              -------------

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof and any Bearer Securities of a series shall be issuable in the denomination of $5,000.

Section 303.  Execution, Authentication, Delivery and Dating.
              ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or a Vice President, under its corporate seal reproduced thereon attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

          Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that,
                                                       --------  -------
in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further,
                                                              --------  -------
that, a Bearer Security other than a temporary global Bearer Security may be delivered in connection with its original issuance only if the Company or its agent shall have received the certification required pursuant to Section 304 relating to the exchange of the temporary global Security for definitive Bearer Securities, unless the certification shall have been provided earlier pursuant to Section 304 relating to the payment of interest, and only if the Company has no reason to know that the certification is false. Except as permitted by
Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled.

          If the forms or terms of the Securities of the series and any related coupons have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating:

          (a) if the forms of such Securities and any coupons have been established by or pursuant to Board Resolution as permitted by Section 201, that such forms have been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities and any coupons have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, together with any coupons appertaining thereto, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

If such forms or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series.

          Each Registered Security shall be dated the date of its authentication; and each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued.

          No Security or coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities; Exchange of Temporary Securities.
              ------------------------------------------- ----------

          Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. In the case of any series issuable as Bearer Securities, such temporary Securities may be in global form.

          Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in
--------  -------
exchange for a temporary Registered Security; and provided, further, that a
                                                  --------  -------
definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions pertaining to the original issuance of Bearer Securities set forth in Section 303.

          Unless otherwise specified as contemplated by Section 301, if temporary Securities of any series are issued in global form, any such temporary global Security shall be delivered to the office of a depositary or common depositary chosen by Euroclear and CEDEL (the "Common Depositary"), for the benefit of Euroclear and CEDEL for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

          Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Global Exchange Date"), the Company shall deliver to the Trustee Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Global Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for Securities, without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The Securities to be delivered in exchange for any such temporary global Security shall be definitive Bearer Securities, definitive Registered Securities or all or a portion of a permanent global Security or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, in the
                                              --------  -------
case of the exchange of the temporary global Security for definitive Bearer Securities (including a permanent global Bearer Security), upon such presentation by the Common Depositary, such temporary global Security shall be accompanied by a certificate dated not earlier than the Global Exchange Date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated not earlier than the Global Exchange Date and signed by CEDEL as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A.3 to this Indenture, unless the certificate(s) shall have been provided earlier pursuant to this Section 304 relating to the payment of interest, and provided, further, that definitive Bearer Securities (including a
              --------  -------
permanent global Bearer Security) shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of
Section 303 pertaining to the original issuance of Bearer Securities.

          The interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities or an interest in a permanent global Security of the same series and of like tenor on or after the Global Exchange Date when the account holder instructs Euroclear or CEDEL, as the case may be, to request such exchange on his behalf and in the case of the exchange of the temporary global Security for definitive Bearer Securities (including a permanent global Bearer Security), unless the certificate(s) shall have been provided earlier pursuant to this
Section 304 relating to the payment of interest, the account holder shall deliver to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A.1 and, if applicable, Exhibit A.2 to this Indenture, dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL, the Trustee, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL.
Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

          Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that interest payable on a temporary global Security shall be payable to Euroclear and CEDEL on any Interest Payment Date only if there has been delivered by Euroclear and CEDEL to the Trustee a certificate or certificates in the form set forth in Exhibit A.3 to this Indenture dated no earlier than the first Interest Payment Date, and only if the Company has no reason to know that the certification is false for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, as the case may be, a certificate in the form set forth in Exhibit A.1 and, if applicable, Exhibit A.2 to this Indenture dated no earlier than 15 days prior to the first Interest Payment Date.

Section 305.  Registration, Registration of Transfer and Exchange.
              ---------------------------------------------------

          The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 1002 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to
Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series in any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

          At the option of the Holder, Registered Securities of any series may be issued in exchange for Bearer Securities of the same series in any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided,
                                                                     --------
however, that, except as otherwise provided in Section 1002, interest
-------
represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment

Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any permanent global Security shall be exchangeable only as provided in this paragraph. In the case of permanent global Bearer Securities and in the case of permanent global Registered Securities if the beneficial owners of interests in a permanent global Registered Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the depositary with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which in the case of a permanent global Bearer Security, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur
                          --------  -------
during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no definitive Bearer Security shall
                     --------  -------
be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1604 not involving any transfer.

          The Company shall not be required to (i) issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and ending at the close of business on the day for such mailing and
(B) if Securities of the series are issuable as either Bearer Securities or Registered Securities, the earlier of the day of the first publication of the relevant notice of redemption or the mailing of the relevant notice of redemption and ending at the close of business on such earlier day, or (ii) register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part, or (iii) exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security or coupon, as the case may be, of the same series and like tenor, provided that such Registered Security shall be simultaneously surrendered for redemption.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities and Coupons.
              ------------------------------------------------------------

          If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice of the Company or the Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

          In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon; provided, however, that principal of and any premium and interest on Bearer
--------  -------
Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

          Upon the issuance of any new Security under this Section, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and of like tenor and their coupons, if any, duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307.  Payment of Interest; Interest Rights Preserved.
              ----------------------------------------------

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided as contemplated by
Section 301 with respect to any series of Securities, at the option of the Company, payment of interest on any Registered Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account designated by such Person pursuant to an arrangement that is satisfactory to the Trustee and the Company. In the event that payments shall be made by wire transfer, the Company shall arrange by 10:00 a.m. New York time on the Interest Payment Date for the wire transfer of money in immediately available funds to the Trustee or Paying Agent. The Trustee shall not be responsible or held liable for any loss resulting from a failure of the federal funds wire system or any other occurrence beyond its control in connection with wire transfers made pursuant to this Section.

          Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such

     Defaulted Interest as in this Clause provided. At the same time the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Upon receipt of written notice of such Special Record Date from the Company the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.  Persons Deemed Owners.
              ---------------------

          Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of and any premium and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security issued in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.  Cancellation.
              ------------

          All Securities and coupons surrendered for payment, redemption, repayment, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and coupons so delivered shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee shall be destroyed and the Trustee shall furnish to the Company a certificate with respect to such destruction.

Section 310.  Computation of Interest.
              -----------------------

          Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

Section 401.  Satisfaction and Discharge of Indenture.
              ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for, and any right to receive additional amounts, as provided in Section 1005), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1106, and (iv) Securities and coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

             (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to the Holders of any Securities of any series which are repayable by the Company at the option of such Holders in accordance with Article Sixteen, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to Clause
(1)(B) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.  Application of Trust Money.
              --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    Remedies

Section 501.  Events of Default.
              -----------------

          "Event of Default", wherever used herein with respect to Securities of any series, means unless otherwise specified pursuant to Section 301, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) - (5) Reserved;

          (6) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or substantially all of its assets (other than appointment of a conservator with respect to any depository institution Subsidiary of the Company insured by the Federal Deposit Insurance Corporation or any successor agency), or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or substantially all of its assets (other than appointment of a conservator with respect to any depository institution Subsidiary of the Company insured by the Federal Deposit Insurance Corporation or any successor agency), or the making by it of any assignment for the benefit of creditors.

Section 502.  Acceleration of Maturity, Rescission and Annulment.
              --------------------------------------------------

          If an Event of Default shall occur and be continuing with respect to Securities of any series, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of and all accrued but unpaid interest on all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of payment of the principal of and interest on the Securities of that series, shall terminate.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue interest on all Securities of that series;

          (B) the principal of and any premium on any Securities of that series which have become due otherwise than by such declaration of acceleration, including the delivery of any Capital Securities required to be delivered, and any interest thereon at the rate or rates prescribed therefor in such Securities;

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.
              ---------------------------------------------------------------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security or any related coupon when such interest becomes due and payable and such default continues for a period of 30 days; or

          (2) default is made in the payment of the principal of, or any premium on, any Security at the Maturity thereof; or

          (3) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security of such series; or

          (4) default is made in any required designation of Available Funds;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal and any premium, sinking fund installment and interest, including, in the case of principal the delivery of any Capital Securities then required to be delivered, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, sinking fund installment and on any overdue interest, computed from the date of default in the payment of such interest, at the rate or rates prescribed therefor in such Securities and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts, including the delivery of any Capital Securities then required to be delivered forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and delivery of Capital Securities, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and coupons, wherever situated.

          Default, wherever used herein with respect to Securities of any series, means unless otherwise specified pursuant to Section 301, any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (A) an Event of Default with respect to that series specified in
     Section 501; or

          (B) any of the events referred to in subsections 503(1) through (4) above; or

          (C) default is made in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this paragraph specifically dealt with or which has been expressly included in this Indenture solely for the benefit of series of Securities other than such series), and such default or breach continues for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 15% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a 'Notice of Default' hereunder; and

          If a Default with respect to Securities of any series occurs and is continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.
              --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings or any voluntary or involuntary case under the federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Securities of any series or any related coupons or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal and any premium and interest owing and unpaid in respect of the Securities of such series and any related coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities and coupons allowed in such judicial proceeding, and

         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, custodian, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or coupon in any such proceeding.

 Section 505.  Trustee May Enforce Claims Without Possession of Securities or
               --------------------------------------------------------------
Coupons.
-------

          All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

Section 506.  Application of Money or Property Collected.
              ------------------------------------------

          Any money or property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or property on account of principal or any premium or interest, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: To the payment of all amounts due the Trustee under Section
     607;

          Second: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities and coupons in respect of which or for the benefit of which such money or property has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal and any premium and interest, respectively; and

          Third: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

          In any case where Securities are Outstanding which are denominated in more than one currency, or in a composite currency and at least one other currency, and the Trustee is directed to make ratable payments under this Section to Holders of such Securities, the Trustee shall (to the fullest extent permitted by law) calculate the amount of such payments as follows: (i) as of the day the Trustee collects an amount under this Article, the Trustee shall, as to each Holder of a Security to whom an amount is due and payable under this Section which is denominated in a foreign currency or a composite currency, determine that amount of U.S. Dollars that would be obtained for the amount owing such Holder, using the rate of exchange at which in accordance with normal banking procedures the Trustee could purchase in The City of New York U.S. Dollars with such amount owing; (ii) calculate the sum of all U.S. Dollar amounts determined under (i) and add thereto any amounts due and payable in U.S. Dollars; and (iii) using the individual amounts determined in (i) or any individual amounts due and payable in U.S. Dollars, as the case may be, as a numerator and the sum calculated in (ii) as a denominator, calculate as to each Holder of a Security to whom an amount is owed under this Section the fraction of the amount collected under this Article payable to such Holder. Any expenses incurred by the Trustee in actually converting amounts owing Holders of Securities denominated in a currency or composite currency other than that in which any amount is collected under this Article shall be likewise (in accordance with this paragraph) borne ratably by all Holders of Securities to whom amounts are payable under this Section.

          To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, or any premium or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Business Day preceding that on which final judgment is given. The Company shall not be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

Section 507.  Limitation on Suits.
              -------------------

          No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508.  Unconditional Right of Holders to Receive Principal, Premium and
              ----------------------------------------------------------------
Interest and to Exchange Securities for Capital Securities.
----------------------------------------------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Sections 305 and 307) any interest on such Security or payment of such coupon on the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be), to have the Security exchanged for Capital Securities pursuant to Article Seventeen and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.
              ----------------------------------

          If the Trustee or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.
              ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.
              ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities or coupons may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities or coupons, as the case may be.

Section 512.  Control by Holders of Securities.
              --------------------------------

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Securities of such series not joining in any such direction, and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.  Waiver of Past Defaults.
              -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may, on behalf of the Holders of all the Securities of such series and any related coupons, waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

          (1) in the payment of the principal of or any premium or interest on any Security or coupon of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.
              ---------------------

          All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of or any premium or interest on any Security or the payment of any coupon on or after the Stated Maturity or Maturities expressed in such Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may
be).

Section 515.  Waiver of Stay or Extension Laws.
              --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

Section 601.  Certain Duties and Responsibilities.
              -----------------------------------

          (a) Except during the continuance of a Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm the accuracy of the information contained therein.

          (b) In case a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the

     Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.
              ------------------

          Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series the Trustee shall transmit to all Holders of Securities of such series in the manner and to the extent provided in
Section 703(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in
                                              --------  -------
the case of a default in the payment of the principal of or any premium or interest on any Security of such series or in the payment of any sinking fund installment or the delivery of Capital Securities with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, a Default with respect to Securities of such series.

Section 603.  Certain Rights of Trustee.
              -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or as otherwise expressly provided herein and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

Section 604.  Not Responsible for Recitals or Issuance of Securities.
              ------------------------------------------------------

          The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) and in any coupons shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons. The Trustee or any Authenticating Agent shall not be (i) accountable for the use or application by the Company of Securities or the proceeds thereof, (ii) accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture or (iii) responsible for the use or application of any money received by any Paying Agent other than the Trustee.

Section 605.  May Hold Securities.
              -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.
              -------------------

          Money or Capital Securities held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 607.  Compensation and Reimbursement.
              ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as may be agreed upon by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee in its individual capacity and as Trustee, and each of its officers, directors, attorneys-in-fact and agents for, and to hold it harmless against, any loss, claim, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture and, to the extent permitted by law, any rejection or termination of this Indenture under any federal or state bankruptcy law.

          To the fullest extent permitted by law, when the Trustee incurs reasonable expenses or renders services in connection with an Event of Default specified in Section 501(6) or (7), the Holders of the Securities of any series, by their acceptance of such Securities, agree that such reasonable expenses and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy law.

Section 608.  Disqualification; Conflicting Interests.
              ---------------------------------------

          (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series then, within 90 days after ascertaining that it has such conflicting interest, and if the Default, but exclusive of any period of grace or requirement of notice, to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below in this Section, resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article and the Company shall take prompt steps to have a successor appointed in the manner provided herein.

          (b) (1) If the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 703(c), to all Holders of Securities of that series notice of such failure.

          (2) Subject to the provisions of Section 514, unless the Trustee's duty to resign is stayed as provided in Subsection (f) of this Section, any Holder who has been a bona fide Holder of Securities of any series referred to in Subsection (a) of this Section for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee, and the appointment of a successor, if such Trustee fails, after written request thereof by such Holder to comply with the provisions of Subsection (a) of this Section.

          (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if a Default, but exclusive of any period of grace or any requirement of notice, has occurred with respect to the Securities of that series and

          (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph, (A) this Indenture with respect to the Securities of any series other than that series and (B) any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding and

               (i) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

              (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

          (9) the Trustee owns, on the date any Default, but exclusive of any period of grace or requirement of notice, has occurred upon the Securities of any series or any anniversary of such default while such default upon such Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default upon the Securities of any series and annually in each succeeding year that such default upon such Securities continues, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of or any premium or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs
     (6), (7) and (8) of this Subsection; or

          (10)  except under the circumstances described in paragraphs (1), (3),
     (4), (5) or (6) of Section 613(b), the Trustee shall be or shall become a creditor of the Company.

          For purposes of paragraph (1) of this Subsection, and of Sections 512 and 513, the term "series" means a series, class or group of securities issuable under an indenture or this Indenture pursuant to whose terms holders of one such series may vote to direct the trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided,
                                                                      --------
that "series" shall not include any series of securities issuable under an indenture (including any series of Securities issuable under this Indenture) if all such series rank equally and are wholly unsecured.

          The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

          For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

          (d) For the purposes of this Section:

          (1) The term "underwriter," when used with reference to the Company, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5) The term "Company" means any obligor upon the Securities of any series or any related coupons.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

          (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

              (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

             (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

              (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided, however, that any voting securities of an issuer shall be deemed
     ------------------
     outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in
                                                   ------------------
     the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in
                                                  ------------------
     the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

          (f) Except in the case of a default in the payment of the principal of or interest on any Securities of any series, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the Default, but exclusive of any period of grace or requirement of notice, may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of such Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

          (g) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series or to change any of the definitions in connection therewith, this Section 608 shall be automatically amended to incorporate such changes, unless such changes would cause any Trustee then acting as Trustee hereunder with respect to any Outstanding Securities to be deemed to have a conflicting interest, in which case such changes shall be incorporated herein only to the extent that such changes (i) would not cause the Trustee to be deemed to have a conflicting interest or (ii) are required by law.

Section 609.  Corporate Trustee Required; Eligibility.
              ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 and subject to supervision or examination by Federal or State authority; provided, however, that if Section 310(a) of the Trust
                 --------  -------
Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder, provided that such corporation shall have a combined capital and surplus of at least $5,000,000.
If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of  Successor.
              --------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 with respect to the Securities of any series after written request therefor by the Company or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at least six months, unless the Trustee's duty to resign has been stayed as provided in Section 608(f), or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting with respect to any series of Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

          (4) the Trustee shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated (including those who have been Holders for less than six months), petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 611, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, (including those who have been Holders for less than six months) petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.
              --------------------------------------

          (a) In case of the appointment hereunder of a successor Trustee with respect to all series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its liens, if any, provided for in Section 607.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.
              -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Preferential Collection of Claims Against Company.
              -------------------------------------------------

          (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and coupons and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the Company under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of Securities and the holders of other indenture securities in such manner that the Trustee, the Holders of Securities and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders of Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

         (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

          (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of Securities at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

          (c) For the purposes of this Section only:

          (1) the term "default" means any failure to make payments in full of the principal of or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

          (5) the term "Company" means any obligor upon the Securities.

Section 614.  Appointment of Authenticating Agent.
              -----------------------------------

               The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and if the Trustee is required to appoint one or more Authenticating Agents with respect to any series of Securities, to authenticate Securities of such series upon original issuance and to take such other actions as are specified in Sections 303, 304, 305, 309, 906, 1107 and 1603, and Securities so
     authenticated shall be entitled
     to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, or in the case of any Authenticating Agent with respect to Securities issuable as Bearer Securities, under the laws of any country in which such Bearer Securities may be offered, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,000,000 and subject to supervision or examination by Federal or State authority or authority of such country. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

               Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent; provided, however, that the Trustee shall upon such
                           --------  -------
     merger, conversion or consolidation notify Holders of Bearer Securities thereof as provided in Section 106.

               An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall provide notice to the Holders of the series as to which the Authenticating Agent will serve as provided in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

               The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

               If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

               This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                               BANKERS TRUST COMPANY,   as Trustee


                               By ______________________________
                                    As Authenticating Agent


                               By ______________________________
                                    Authorized Signatory


          If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee Names and Addresses of  Holders.
              ----------------------------------------------------------

           The Company will furnish or cause to be furnished to the Trustee:

           (a) semi-annually, not later than each April 15 and October 15 in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Securities of each series for which the Trustee acts as Trustee as of a date not more than 15 days prior to the time such list is furnished, and

           (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list, if the Company so desires, names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.
              ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities (i) contained in the most recent list furnished to the Trustee as provided in Section 701, (ii) received by the Trustee in its capacity as Paying Agent or Security Registrar and (iii) filed with it within the two preceding years pursuant to Section 703(c)(2). The Trustee may (i) destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished, (ii) destroy any information received by it as Paying Agent or Security Registrar hereunder upon delivering to itself as Trustee, not earlier than April 15 or October 15, a list containing the names and addresses of the Holders of Securities obtained from such information since the delivery of the next previous list, if any, (iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Security Registrar hereunder upon the receipt of a new list so delivered, and (iv) destroy not earlier than two years after filing, any information filed with it pursuant to Section 703(c)(2).

          (b) If three or more Holders of Securities (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case each such applicant must hold Securities of such series) or with all Holders of Securities with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit to such other Holders, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

           (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series or of all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders of Securities with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703.  Reports by Trustee.
              ------------------

          (a) Within 60 days after October 1 of each year commencing with the year 1995, the Trustee shall transmit by mail to all Holders of Securities of any series for which it acts as the Trustee, as provided in Subsection (c) of this Section, a brief report dated as of such October 1 with respect to any of the following events which may have occurred within the previous twelve months (but if no such event has occurred within such period, no report need be transmitted):

           (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

           (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of paragraphs Section 608(c);

           (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of such series or any related coupons, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than one-half of 1% of the principal amount of the Securities Outstanding on the date of such report;

           (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b)(2), (3),
      (4) or (6);

           (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

           (6) any additional issue of Securities which the Trustee has not previously reported; and

           (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602;

provided, however, that if the Trust Indenture Act is amended subsequent to the
--------  -------
date hereof to eliminate the requirement of the Trustee's brief report, the report required by this Section need not be transmitted to any Holders.

          (b) The Trustee shall transmit to all Holders of Securities of any series for which it acts as the Trustee, as provided in Subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series for which it acts as the Trustee, on property or funds held or collected by it as Trustee for such series and which it has not previously reported pursuant to this Subsection to be transmitted within 90 days after the time of any such advances, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities of such series Outstanding at such time.

           (c) Reports pursuant to this Section shall be transmitted by mail:

           (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register;

           (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

           (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

           (d) A copy of each such report shall, at the time of such transmission to Holders of Securities, be filed by the Trustee with each stock exchange upon which any Securities of such series are listed, with the Commission and with the Company. The Company will notify the Trustee when any series of Securities are listed on any stock exchange.

Section 704.  Reports by Company.
              ------------------

           The Company shall:

           (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

           (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

           (3) transmit, within 30 days after the filing thereof with the Trustee, to the Holders of Securities, in the manner and to the extent provided in Section 703(c) with respect to reports pursuant to Section 703(a), such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

           (4) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regarding to any period of grace or requirement of notice provided under this Indenture.


                                 ARTICLE EIGHT

                 Consolidation, Merger, Conveyance or Transfer

Section 801.  Company May Consolidate, etc., Only on Certain Terms.
              ----------------------------------------------------

           The Company shall not consolidate with or merge into any Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless

           (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of and any premium and interest (including all additional amounts, if any, payable pursuant to Section 1005) on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

           (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

           (3) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall waive any right to redeem the Securities under circumstances which such Person would be entitled to redeem but the Company would not have been so entitled to redeem if such consolidation, merger, conveyance or transfer had not occurred; and

           (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

Section 802.  Successor Substituted.
              ---------------------

           Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities and coupons.


                                  ARTICLE NINE

                            Supplemental Indentures

Section 901.  Supplemental Indentures Without Consent of Holders.
              --------------------------------------------------

           Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

           (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

           (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

           (3) to add any additional Events of Default or Defaults (and if such Events of Default or Defaults are to be applicable to less than all series of Securities, stating that such Events of Default or Defaults are expressly being included solely to be applicable to such series); or

           (4) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

           (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (a) shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (b) shall not apply to any Security Outstanding; or

           (6) to establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301; or

           (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

           (8) to evidence any changes to Section 608, 609 or 703(a) resulting from changes in the Trust Indenture Act or the rules and regulations of the Commission thereunder expressly contemplated by such Sections; or

           (9) to provide for the terms and conditions upon which Securities which qualify as capital under rules, regulations, orders, interpretive rulings and guidelines of the Primary Federal Regulator as from time to time in effect may be issued and the terms and characteristics of any such Securities; provided, however, that any such Securities shall be
                           --------  -------
      subordinated to Senior Indebtedness of the Company as provided in Article Fifteen hereof; and provided, further that no such supplemental indenture
                          --------  -------
      shall effect any change in any Securities which may at the time be Outstanding under this Indenture; or

           (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

           (11) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of the Securities of any Series or any appurtenant coupons in any material respect.

Section 902.  Supplemental Indentures with Consent of Holders.
              -----------------------------------------------

           With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series and any related coupons under this Indenture; provided, however, that no such supplemental indenture shall, without
           -----------------
the consent of the Holder of each Outstanding Security affected thereby,

           (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof, or the rate of interest thereon or any premium payable thereon, or impair the right to the delivery of Capital Securities, if any, or change any obligation of the Company to pay additional amounts pursuant to Section 1005 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or change the coin or currency in which any Security or any premium or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, or on or after the Redemption Date or Repayment Date, as the case may be), or

           (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1304 for quorum or voting, or

           (3) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 1002, or

           (4) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the
      --------  -------
      consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7), or

           (5) adversely affect the right to repayment, if any, of the Securities of any series at the option of the Holders thereof, or

           (6) modify the provisions of Article Fifteen with respect to subordination in a manner adverse to the Holder of any of the Securities.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.  Execution of Supplemental Indentures.
              ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and such supplemental indenture constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to customary exceptions. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.
              ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.
              -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.  Reference in Securities to Supplemental Indentures.
              --------------------------------------------------

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


                                  ARTICLE TEN

                                   Covenants

Section 1001.  Payment of Principal, Premium and Interest.
               ------------------------------------------

          The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. If Article Seventeen of this Indenture applies to the Securities of a series, for all purposes of this Indenture, the exchange of Capital Securities for Securities of such series pursuant to the Indenture, shall constitute full payment of principal of the Securities of such series being exchanged on any Exchange Date for Securities of such series, without prejudice to any Holder's rights pursuant to Section 1713(c).

Section 1002.  Maintenance of Office or Agency.
               -------------------------------

          If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payments, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, in a Place of Payment for that series, which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1005); provided, however, that
                                                        --------  -------
if the Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are
listed on such exchange.   The Company will give prompt written notice to the
Trustee and the Holders of such series of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations, and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and
--------  -------
payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 1005) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions on the full payment or receipt of such principal, premium, interest or additional amounts, as the case may be, in Dollars. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check presented or mailed to an address outside the United States or by transfer to an account maintained by the payee with a bank located outside the United States.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission
                   --------  -------
shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of such series of any such designation or rescission and of any change in the location of any such other office or agency.

          Unless otherwise provided pursuant to Section 301, the Company initially appoints the Corporate Trust Office of the Trustee, New York, New York as its agency for the purposes of the first sentence of this Section.

Section 1003.  Money for Securities Payments to Be Held in  Trust.
               --------------------------------------------------

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of and any premium or interest on any of the Securities of that series and any related coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on each due date of the principal of and any premium or interest on any Securities of that series and any related coupons, deposit with a Paying Agent a sum sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

           (1) hold all sums held by it for the payment of the principal of and any premium or interest on Securities of that series and any related coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (2) give the Trustee notice in writing of any default by the Company (or any other obligor upon the Securities of that series or any related coupons) in the making of any payment of principal of and any premium or interest on the Securities of that series or any related coupons; and

           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent or held by the Company in trust for the payment of the principal of and any premium or interest on any Security of any series or any related coupon and remaining unclaimed for two years after such principal and any premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004.  Officers' Certificate.
               ---------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, stating, as to each signer thereof, that

           (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision, and

           (2) to the best of his knowledge, based on such review, (a) the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or upon notice or lapse of time or both would become, a Default, or, if such an event has occurred and is continuing, specifying each such event known to him and the nature and status thereof.

          The Company will deliver a written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event which with the giving of notice or the lapse of time or both would become a Default under Section 501.

Section 1005.  Additional Amounts.
               ------------------

          If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any coupon appertaining thereto additional amounts as provided therein.
Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

          If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

Section 1006.  Reserved.
               --------

Section 1007.  Reserved.
               --------

Section 1008.  Reserved.
               --------

Section 1009.  Purchase of Securities by Company or Subsidiary.
               -----------------------------------------------

          If and so long as the Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not, and will not permit any of its Subsidiaries to, purchase any Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.


                                 ARTICLE ELEVEN

                            Redemption of Securities

Section 1101.  Applicability of Article.
               ------------------------

          Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.
               -------------------------------------

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series with the same (i) Stated Maturity, (ii) period or periods within which, price or prices at which and terms and conditions upon which such Securities may or shall be redeemed or purchased, in whole or in part, at the option of the Company or pursuant to any sinking fund or analogous provision or repayable at the option of the Holder and
(iii) rate or rates at which the Securities bear interest, if any, or formula pursuant to which such rate or rates accrue (collectively, the "Equivalent Principal Terms"), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series and with such Equivalent Principal Terms to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities with Equivalent Principal Terms or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities with Equivalent Principal Terms, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.
               -------------------------------------------------

          If less than all the Securities with Equivalent Principal Terms of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities with Equivalent Principal Terms of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Registered Securities with Equivalent Principal Terms of such series of a denomination larger than the minimum authorized denomination for Securities with Equivalent Principal Terms of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.
               --------------------

          Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date. With respect to Registered Securities, at least two business days before the mailing of notices to the Holders of the Securities, the Trustee shall also give notice of redemption by (i) registered or certified mail, postage prepaid, (ii) confirmed facsimile transmission or
(iii) overnight delivery service to all registered securities depositories then in the business of holding substantial amounts of obligations of types comprising the Securities to be redeemed (such depositories now being Depository Trust Company of New York, New York; Midwest Securities Trust Company of Chicago, Illinois; and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania).

           All notices of redemption shall state:

           (1)  the Redemption Date,

           (2)  the Redemption Price,

           (3) if less than all the Outstanding Securities with Equivalent Principal Terms of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

           (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date unless the Company shall default in the payment of the Redemption Price plus accrued interest,

           (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

           (6) that the redemption is for a sinking fund, if such is the case, and

           (7) the CUSIP number of the Securities, if any.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company in which event the Company shall provide the Trustee with the information required by Clauses (1) through
(7) above.

 Section 1105.  Deposit of Redemption Price.
                ---------------------------

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in immediately available funds sufficient to pay the Redemption Price of, and (if accrued interest is to be paid to the Persons surrendering the relevant Securities for redemption) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.
               -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together (if accrued interest is to be paid to the Persons surrendering the relevant Securities for redemption) with accrued interest to the Redemption Date; provided, however, that installments of
                                         --------  -------
interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and provided, further, that, unless
                                            --------  -------
otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons
                        --------  -------
shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.
               ---------------------------

          Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                 Sinking Funds

Section 1201.  Applicability of Article.
               ------------------------

          The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.
               -----------------------------------------------------

          The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case under Clause (1) or (2) above in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.
               -----------------------------------------

          Not less than 60 days prior to each sinking fund payment date for Securities of any series or such shorter period as shall be satisfactory to the Trustee, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE THIRTEEN

                       Meetings of Holders of Securities

Section 1301.  Purposes for Which Meetings May Be Called.
               -----------------------------------------

          A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1302.  Call, Notice and Place of Meetings.
               ----------------------------------

          (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, the City of New York or in London as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, the City of New York or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Subsection (a) of this Section.

Section 1303.  Persons Entitled to Vote at Meetings.
               ------------------------------------

          To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 1304.  Quorum; Action.
               --------------

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is
                                      --------  -------
to be taken at such meeting with respect to a request, demand, authorization, direction, notice, consent, waiver or other action which this

Indenture or the Securities of any series expressly provides may be given, made or taken by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66-2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

          Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 902, any
--------  -------
resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or the Securities of any series expressly provides may be given, made or taken by the Holders of not less than 66-2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66-2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that, except as limited by the proviso to Section
            --------  -------
902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or the Securities of any series expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

          Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of a series and the related coupons, whether or not present or represented at the meeting.

Section 1305.  Determination of Voting Rights; Conduct and Adjournment of
               ----------------------------------------------------------
Meetings.
--------

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in
Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

          (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided,
                                                                  --------
however, that no vote shall be cast or counted at any meeting in respect of any
-------
Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

          (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 1306.  Counting Votes and Recording Action of Meetings.
               -----------------------------------------------

          The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                ARTICLE FOURTEEN

                                   Defeasance

Section 1401.  Applicability of Article; Company's Option to Effect Defeasance.
               ---------------------------------------------------------------

          Unless the Company elects, pursuant to Section 301, not to permit the application of defeasance of the Securities of a series under Section 1402, then the provision of such Section, together with the other provisions of this Article Fourteen, shall be applicable to the Securities of such series, and the Company may at its option by Board Resolution, at any time, with respect to the Securities of such series, elect to have Section 1402 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article Fourteen.

Section 1402.  Defeasance and Discharge.
               ------------------------

          Upon the Company's exercise of its option to effect a defeasance of the Securities of a series pursuant to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article Fourteen.

          The provisions for subordination of the Securities set forth in Article Fifteen hereof are expressly made subject to the provisions for defeasance set forth in Section 1402 and, anything herein to the contrary notwithstanding, upon the effectiveness of such defeasance pursuant to Section 1402 with respect to the Securities of any series, such Securities shall thereupon cease to be so subordinated.

Section 1403.  Reserved.
               --------

Section 1404.  Conditions to Defeasance.
               ------------------------

           The following shall be the conditions to application of Section 1402 to the Outstanding Securities of a series:

           (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in immediately available funds in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and any premium and each installment of principal of and any premium and interest on the Outstanding Securities of such series on the Stated Maturity of such principal or installment of principal or interest (including any additional amounts that may be required pursuant to Section 1005); (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and
      (iii) any amounts that may be payable at the option of the Holder on any Repayment Date;

           (2) Such defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company;

           (3) Such defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

           (4) Such defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted;

           (5) The Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred and (ii) in the case of Bearer Securities, there will be no adverse federal tax consequences to the Holders of such Bearer Securities as a result of such defeasance;

           (6)  Reserved;

           (7) Such defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 301;

           (8) The Company shall have delivered to the trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance under Section 1402 have been complied with; and

           (9) No Default or event which with notice or lapse of time or both would become a Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

Section 1405.  Deposited Money and U.S. Government Obligations to Be Held in
               -------------------------------------------------------------
Trust; Other Miscellaneous Provisions.
-------------------------------------

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee collectively, for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

         Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance.


                                ARTICLE FIFTEEN

                          Subordination of Securities

Section 1501.  Securities Subordinate to Senior Indebtedness.
               ---------------------------------------------

         (a) The Company covenants and agrees and each Holder by acceptance thereof likewise covenants and agrees that anything in this Indenture or the Securities of any series to the contrary notwithstanding, the payment of principal, any premium and interest in respect of the Securities of each series is expressly subordinated to all Senior Indebtedness which may at any time and from time to time be outstanding and shall rank on a parity with any other Subordinated Indebtedness which may at any time and from time to time be outstanding and shall be subordinate by virtue of provisions substantially similar to those contained in this Article Fifteen.

                (b) Upon any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, whether or not pursuant to bankruptcy laws, sale of all or substantially all of the assets (other than pursuant to Section 801 hereof), dissolution, liquidation or any other marshaling of the assets and liabilities of the Company, no amount shall be paid by the Company, in respect of the principal, premium, if any, or interest on the Securities of any series unless and until all Senior Indebtedness shall have been paid in full together with all interest thereon and all other amounts payable in respect thereof.

                (c) In the event of any default in the payment of any Senior Indebtedness and during the continuance of any such default, no amount shall be paid by the Company in respect of the principal, premium, if any, or interest on the Securities of any series.

                (d) In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Securities of any series, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

                (e) Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness and not on account of the Securities of such series.

                (f) The provisions of this Article Fifteen are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand and the Holders of the Securities on the other hand, and nothing herein shall impair, as between the Company and the Holder of any Security, the obligation of the Company, which is unconditional and absolute, to pay to the Holder thereof the principal, premium, if any, and interest thereon in accordance with its terms, nor shall anything herein prevent the Trustee or the Holder of a Security from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this Article Fifteen of holders of Senior Indebtedness to receive cash, property or securities, otherwise payable or deliverable to Holders of the Securities.

      Section 1502.  Rights of Holders of Senior Indebtedness Not Impaired.
                     -----------------------------------------------------

                No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired, by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture regardless of any knowledge thereof with which any such holder may have or be otherwise charged.

      Section 1503.  Trustee Authorized to Effectuate Subordination.
                     ----------------------------------------------

                Each Holder of Securities of any series, by its acceptance thereof, authorizes the Trustee in its behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Securities and the Senior Indebtedness the subordination as provided in this Article Fifteen and appoints the Trustee its attorney-in-fact for any and all such purposes and irrevocably authorizes the Trustee in its behalf to file a proof of claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of such Securities.

                Each Holder of Securities of any series, by its acceptance thereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Securities of any series by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon such provisions.

      Section 1504.  Trustee May Hold Senior Indebtedness.
                     ------------------------------------

                The Trustee shall be entitled to all the rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of Senior Indebtedness and nothing contained herein shall affect the right of the Trustee to retain for its own account payments made on Senior Indebtedness held by the Trustee for its own account.

      Section 1505.  Trustee and Holders of Securities May Rely on Certificate
                     ---------------------------------------------------------
      of Liquidating Agent; Trustee May Require Further Evidence as to Ownership
      --------------------------------------------------------------------------
      of Senior Indebtedness; Trustee Not Fiduciary to Holders of Senior
      ------------------------------------------------------------------
      Indebtedness.
      ------------

                Upon any payment or distribution of assets of the Company referred to in this Article Fifteen, the Trustee and the Holders of the Securities of any series shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Fifteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely, subject to the provisions of Section 601, upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payments or distributions pursuant to this Article, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Fifteen, and if such evidence is not furnished, the Trustee may offer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

      Section 1506.  Permitted Payments.
                     ------------------

                Nothing contained in this Article or elsewhere in this Indenture, or in the Securities of any series, shall prevent (a) the Company, at any time except under the conditions described in Section 1501 from making payments at any time of principal of and premium, if any, or interest, if any, on Securities of any series of from depositing with the Trustee or any Paying Agent moneys for such payments, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it under this Indenture to the payment of or on account of the principal of and premium, if any, or interest, if any, on Securities of any series to the Holders of Securities of such series entitled thereto if such payment would not have been prohibited by the provisions of Section 1501 on the date such moneys were so deposited.

      Section 1507.  Trustee Not Charged with Knowledge of Prohibition.
                     -------------------------------------------------

                Anything in this Article or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1501 has happened, until three Business Days after the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

      Section 1508.  Securities to Rank Pari Passu With Existing Subordinated
                     --------------------------------------------------------
      Indebtedness; Payment of Proceeds in Certain Cases.
      --------------------------------------------------

                (a) Subject to the provisions of this Section and to any provisions established or determined with respect to Securities of any series pursuant to Section 301, Securities of any series created on or after January 5, 1993 ("New Securities") shall rank pari passu in right of
                                                          ---- -----
      payment with the Existing Subordinated Indebtedness, except that the New Securities shall also be subordinate to any Senior Indebtedness which is not senior indebtedness with respect to the Existing Subordinated Indebtedness.

                (b) Upon the occurrence of any of the events specified in
      Section 1501(b), the provisions of that Section and the corresponding provisions of each indenture or other instrument or document establishing or governing the terms of any Existing Subordinated Indebtedness shall be given effect on a pro rata basis to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the one hand, and the Holders of New Securities and holders of Existing Subordinated

Indebtedness, on the other hand, except that the New Securities shall also be subordinate to any Senior Indebtedness which is not senior indebtedness with respect to the Existing Subordinated Indebtedness.


                                ARTICLE SIXTEEN

                   Repayment at the Option of Securityholders

Section 1601.  Applicability of Article.
               ------------------------

           Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise contemplated by Section 301 for Securities of such series) in accordance with this Article.

Section 1602.  Repayment of Securities.
               -----------------------

           Each Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 301.

Section 1603.  Exercise of Option; Notice.
               --------------------------

           Each Holder desiring to exercise his option for repayment shall, as conditions to such repayment, surrender the Security to be repaid together with all coupons, if any, appertaining thereto maturing after the Repayment Date and with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 15 nor more than 30 days prior to the Repayment Date. Such notice, which shall be irrevocable, shall identify the Security to be repaid and shall, in the case of a Registered Security, specify the principal amount of such Security to be repaid, which shall be not less than the minimum authorized denomination for such Security or an integral multiple thereof and, in the case of a partial repayment of the Registered Security the denomination or denominations of the Security or Securities with Equivalent Principal Terms to be issued to the Holder for the portion of the principal of the Security surrendered which is not to be repaid.

           Any Registered Security which is to be repaid only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities with Equivalent Principal Terms of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Securities shall relate, in the case of any Security repaid or to be repaid only in part, to the portion of the principal of such Security which has been or is to be repaid.

      Section 1604.  Securities Payable on the Repayment Date.
                     ----------------------------------------

                Notice of exercise of the option of repayment having been given and the Securities so to be repaid having been surrendered as aforesaid, such Securities shall, on the Repayment Date, become due and payable at the Repayment Price therein specified and from and after such date (unless the Company shall default in the payment of the Repayment Price and accrued interest) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Security so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with Section 1603 together with all coupons, if any, appertaining thereto maturing after the Repayment Date, such Security shall be paid by the Company at the Repayment Price, together with accrued interest to the Repayment Date; provided, however, that installments of interest on Bearer Securities
      -----------------
      whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and provided, further, that,
                                                  -----------------
      unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

                On or prior to any Repayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section
      1003) an amount of money in immediately available funds sufficient to pay the Repayment Price of, and (if accrued interest is to be paid to the Persons surrendering the relevant Securities for repayment) accrued interest on, all the Securities which are to be repaid on that date.

                If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by coupons shall
                   --------  -------
      be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

                If any Security duly surrendered for repayment shall not be so paid, the principal and any premium shall, until paid, bear interest from the Repayment Date at the rate prescribed therefor in the Security.


                               ARTICLE SEVENTEEN

                 Exchange of Capital Securities For Securities

      Section 1701.  Applicability of Article.
                     ------------------------

                If an Officers' Certificate or supplemental indenture pursuant to Section 301 provides with respect to Securities of any series designated as Primary Capital Securities for the exchange of Capital Securities for Securities of such series at the election of the Company or otherwise, Securities of such series shall be exchanged for Capital Securities in accordance with their terms and (except as otherwise specified in such Officers' Certificate or supplemental indenture) in accordance with this Article.

      Section 1702.  Exchange of Capital Securities for Securities at Stated
                     -------------------------------------------------------
      Maturity.
      --------

                Subject to the second succeeding paragraph of this Section 1702, at the Stated Maturity of Securities of any series which may be exchanged pursuant to this Article, the Company shall exchange Capital Securities with a Market Value equal to the excess, if any, of (i) the Outstanding principal amount of such Securities over (ii) the principal amount of such Securities to be repaid in cash out of Available Funds. Funds representing Available Funds for payment in cash of such Securities will be paid first to Holders who have not elected to receive Capital Securities and then to other Holders (in either case allocated among them in such manner as the Company shall deem appropriate and fair.)

                The Company shall give notice in the manner provided in Section 106 to Holders of the Securities of any series to be exchanged, the Trustee and the Exchange Agent as to the type of Capital Securities to be exchanged for the Securities of such series on the Exchange Date. Such notice shall include the form of Capital Security Election Form described in Section 1709, shall make the statements and contain the information included in Section 1704(a), and shall be given no less than 90 nor more than 120 days prior to the Stated Maturity of such Securities.

                The Exchange Date for any payment of Securities of each series may be selected by the Company to be any date between a date 60 days prior to the Stated Maturity of such Securities and such Stated Maturity, inclusive, and to be the date of the closing of the Secondary Offering for Securities of such series. In the event the Company fails to effect such Secondary Offering, the Exchange Date will be the Stated Maturity of the Securities of such series.

                Notice of each such Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Securities of such series, shall also be given by the Company in the manner required by Section 1704(b) not less than three Business Days prior to such Exchange Date.

                The Company will effect each Secondary Offering such that the closing of the Secondary Offering will occur on the Exchange Date.

      Section 1703.  Right of Early Exchange of Capital Securities for
                     -------------------------------------------------
      Securities.
      ----------

                If applicable to the Securities of any series, the Securities of any series to be exchanged may be exchanged at the election of the Company, as a whole or from time to time in part, on any early Exchange Date authorized pursuant to Section 301 prior to the Stated Maturity thereof for Capital Securities with a Market Value equal to the excess, if any, of (i) the Outstanding principal amount of such Securities over (ii) the principal amount of such Securities to be repaid in cash out of Available Funds. Funds representing Available Funds for payment in cash of such Securities will be paid first to Holders who have not elected to receive Capital Securities and then to other Holders (in either case allocated among them in such manner as the Trustee shall deem appropriate and fair.)

                The Company shall give notice in the manner provided in Section 106 to Holders of the Securities of any series to be exchanged, the Trustee and the Exchange Agent not less than 90 days nor more than 120 days prior to any early Exchange Date for Securities of such series, which notice shall include the form of Capital Security Election Form described in Section 1709 and make the statements and contain the information included in Section 1704(a). Notice of each such early Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Securities of such series, shall also be given by the Company in the manner required by Section 1704(b) not less than three Business Days prior to such early Exchange Date.

           The Company may at its option accelerate any such Exchange Date within the 60-day period prior to such Exchange Date by giving notice of such accelerated Exchange Date, together with the amount of Capital Securities being exchanged for each $1,000 principal amount of Securities of such series, in the manner required by Section 1704(b) not less than three Business Days prior to such accelerated Exchange Date.

           The Company will effect each Secondary Offering such that the closing of such Secondary Offering will occur on the Exchange Date.

Section 1704.  Notices of Exchange.
               -------------------

           (a) All notices of exchange subject to this Article Seventeen shall state:

           (1) the type of Capital Securities to be exchanged for the Securities of such series on the Exchange Date for Securities of such series;

           (2) the proposed Exchange Date and the Company's right to accelerate such proposed Exchange Date by up to 60 days, and that the Company will give at least three Business Days notice of the actual Exchange Date;

           (3) that each Holder of Securities of such series being exchanged will receive on such Exchange Date accrued and unpaid interest in cash and may elect to receive on such Exchange Date Capital Securities with a Market Value equal to the principal amount of the Securities of such series owned by such Holder. In the absence of any such election by the Holder, such Holder will be deemed to have received on such Exchange Date Capital Securities having such Market Value and to have elected to have such Capital Securities sold for such Holder by the Company in the related Secondary Offering for cash proceeds, together with Available Funds, to such Holder on such Exchange Date equal to the aggregate principal amount of all Securities of such series being exchanged owned by such Holder;

           (4) that on such Exchange Date the Exchange Price will become due and payable upon each such Security to be exchanged and that interest thereon will cease to accrue on and after said date (unless the Company shall default in the payment of the Exchange Price and accrued interest);

           (5) if less than all the Outstanding Securities of any series are to be exchanged, the identification (and, in the case of partial exchange, the principal amount) of the particular Securities to be exchanged;

           (6) that each Holder for whom Capital Securities are being offered in the Secondary Offering shall be deemed to have appointed the Company its attorney-in-fact to execute any and all documents and agreements the Company deems necessary or appropriate to effect such Secondary Offering;

           (7) that the Company will assume, unless advised to the contrary in writing, that the Capital Securities are to be offered for the account of the Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that the Holder owns no other Capital Securities, and that after completion of the Secondary Offering the Holder will own less than one percent of the class of such Capital Securities. If any of these assumptions is not correct, the Holder shall promptly so advise the Company;

           (8) the place or places where such Securities are to be surrendered for payment or exchange for Capital Securities;

           (9) that the holders of Securities of such series who elect to receive Capital Securities on the Exchange Date will bear the market risk with respect to the value of the Capital Securities to be received from the date such Market Value is determined to the Exchange Date; and

          (10) state that each Holder for whom Capital Securities are to be offered in the Secondary Offering agrees to indemnify and hold harmless the Company, any other Holder and any underwriter, agent or other similar Person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus relating to the Secondary Offering, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or resulting from or based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, which untrue statement, alleged untrue statement, omission or alleged omission is made therein (i) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any assumption described in (7) above is incorrect.

          (b) Each notice of exchange subject to this Section shall be given by publishing notice of the relevant Exchange Date in an Authorized Newspaper in each of the City and County of San Francisco and the Borough of Manhattan, The City of New York. In addition, the Company shall cause such notice to be given in the manner provided in Section 106 to each Holder of Securities to be exchanged, and the Company shall forthwith give such notice by telephone to the Trustee and the Exchange Agent, promptly confirmed in writing.

          (c)(1) If less than all the Securities of any series are to be exchanged, the Company shall at least 135 days prior to the related Exchange Date (unless a shorter period shall be satisfactory to the Trustee) notify the Trustee of such Exchange Date and of the principal amount of Securities of such series to be exchanged and the particular Securities to be exchanged shall be selected not more than 135 days prior to the related Exchange Date by the Trustee, from the Outstanding Securities of such series not previously exchanged, by such method as the Company shall deem fair and appropriate and which may provide for the selection for exchange of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series.

          (2) The Trustee shall promptly notify the Company in writing of the Securities selected for exchange and, in the case of any Securities selected for partial exchange, the principal amount thereof to be exchanged.

          (3) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the exchange of Securities shall relate, in the case of any Securities exchanged or to be exchanged only in part, to the portion of the principal amount of such Security which has been or is to be exchanged.

Section 1705.  Rights and Duties of Holders of Securities to be Exchanged for
               --------------------------------------------------------------
Capital Securities.
------------------

          (a) Subject to Section 503 and 508, and without prejudice to the rights pursuant to Section 1713 of Holders of Securities of any series to be exchanged, no Holder of Securities of such series shall be entitled to receive any cash from the Company on any Exchange Date at the Stated Maturity of any Security of such series except from the proceeds of the sale of such Holder's Capital Securities in the related Secondary Offering or from any Available Funds and except as provided herein with respect to fractional Capital Securities, amounts equal to expenses of the sale in the related Secondary Offering of such Capital Securities, accrued and unpaid interest and acceleration upon an Event of Default. In the event that the Company does not effect such Secondary Offering, such Holder will receive Capital Securities with a Market Value equal to the principal amount of Securities of such series owned by such Holder which are subject to such exchange and not cash other than in lieu of any fractional Capital Securities and for accrued and unpaid interest, without prejudice to such Holder's rights pursuant to Section 1713.

          (b) Each Holder for whom Capital Securities are being offered in the Secondary Offering shall be deemed to have appointed the Company its attorney-in-fact to execute any and all documents and agreements the Company deems necessary or appropriate to effect such Secondary Offering.

          (c) Unless advised to the contrary in writing within 30 days following the notice described in Section 1704(a) by any Holder for whom Capital Securities are being offered in the Secondary Offering, the Company shall assume for the purposes of any Secondary Offering that the Capital Securities are to be offered for the account of such Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that such Holder owns no other Capital Securities, and that after completion of the Secondary Offering such Holder will own less than one percent of the class of such Capital Securities.

          (d) Each Holder for whom Capital Securities are being offered in the Secondary Offering agrees to indemnify and hold harmless the Company, any other Holder, and any underwriter, agent or other similar Person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus relating to the Secondary Offering, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or resulting from or based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, which untrue statement, alleged untrue statement, omission or alleged omission is made therein (i) in reliance upon and in conformity with any written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any of the assumptions described in Section 1704(a)(7) is incorrect.

          (e) In order to receive Capital Securities on any Exchange Date for any Security of any series, the Holder of any Security to be exchanged shall surrender such Security and all coupons, if any (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder of any Registered Security or his attorney duly authorized in writing), to the Exchange Agent. Except as provided in

Section 307, no payment or adjustment shall be made upon any exchange on account of any interest accrued on any Securities surrendered for exchange or on account of any dividends or interest on the Capital Securities issued upon exchange.

          (f) Securities of any series to be exchanged shall be deemed to have been exchanged on the Exchange Date therefor in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease (subject to the provisions of Section 307 and without prejudice to the rights of Holders of Securities of such series pursuant to
Section 1713), and the Person or Persons entitled to receive the Capital Securities issuable upon such exchange shall be treated for all purposes as the record holder or holders of such Capital Securities at such time.

Section 1706.  Election to Exchange.
               --------------------

          The election of the Company to exchange Capital Securities for Securities pursuant to Section 1703 shall be evidenced by a Board Resolution.

Section 1707.  Deposit of Exchange Price.
               -------------------------

          On any Exchange Date for Securities of any series which may be exchanged, the Company shall deposit with the Trustee or with an Exchange Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 1003) Capital Securities and an amount of money in immediately available funds which together are sufficient to pay the Exchange Price of, and (if accrued interest is to be paid to the Persons surrendering the relevant Securities for exchange) accrued interest on, all the Securities of such series or portions thereof which are to be exchanged on that date.

Section 1708.  Securities Due on Exchange Date; Securities Exchanged in Part.
               -------------------------------------------------------------

          Notice of exchange having been given as aforesaid, the Securities of any series so to be exchanged shall, on the Exchange Date for such Securities, become due and payable at the Exchange Price therein specified, and from and after such date (unless the Company shall default in the payment of the Exchange Price and accrued interest) Securities of such series to be exchanged shall cease to bear interest. Upon surrender of any Security of such series for exchange in accordance with said notice, such Security shall be paid by the Company at the Exchange Price, together (if accrued interest is to be paid to the Persons surrendering the relevant Securities for exchange) with accrued interest to the Exchange Date; provided, however, that if such Exchange Date is an Interest Payment Date, the interest payable on such date shall be paid to the Holder of Securities of such series according to the terms of the Securities of such series and the provisions of Section 307.

          If any Security of any series called for exchange shall not be so paid or exchanged upon surrender thereof for exchange, the principal shall, until paid, bear interest from such Exchange Date at the rate or rates prescribed therefor in such Security.

          Any Security which is to be exchanged only in part shall be surrendered, together with any coupons (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder of any Registered Security or his attorney duly authorized in writing) and the Company shall execute, the Trustee shall authenticate and there shall be delivered to the Holder of such Security without service charge a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unexchanged portion of principal of the Security so surrendered.

Section 1709.  Form of Capital Security Election Form.
               --------------------------------------

          The form of Capital Security Election Form shall be substantially as follows with such additions, deletions or changes thereto as may be approved by the Company:

                        "CAPITAL SECURITY ELECTION FORM

To:   [Insert name and Address of
      any Exchange Agent]

          The undersigned Holder of [insert title of Security] ("Securities") of Golden West Financial Corporation hereby elects to receive on the Exchange Date determined pursuant to the Indenture dated as of July 1, 1995 ("Indenture"), between Golden West Financial Corporation and Bankers Trust Company, Trustee, and referred to in the notice of exchange delivered to the undersigned with this Capital Security Election Form, Capital Securities (as defined in the Indenture) equal to the excess, if any, of (i) the outstanding principal amount of such Securities registered in the name of the undersigned Holder over (ii) the principal amount of such Securities registered in the name of the undersigned Holder to be repaid in cash out of Available Funds (as defined in the Indenture). Unless this Capital Security Election Form is received by any Exchange Agent named above at an address shown above on or prior to ______________, 19__, the Holder will be deemed to have elected to participate in the sale of the Holder's Capital Securities in the Secondary Offering and will receive cash on the Exchange Date in an amount equal to the principal amount of all Securities being exchanged owned by the Holder. All terms used herein and not otherwise defined herein shall have the meanings specified in the Indenture.

Dated:  ____________________           ________________________
                                              Name of Holder"

 Section 1710.  Fractional Capital Securities.
                -----------------------------

          No fractional Capital Securities shall be issued upon exchange for any Securities. If more than one Security of any series shall be surrendered for exchange at one time by the same Holder, the amount of all Capital Securities which shall be issuable upon exchange thereof shall be computed on the basis of the aggregate principal amount of Securities of such series so surrendered. In lieu of issuing any fractional Capital Security, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Market Value of the Capital Security.


Section 1711.  Company to Obtain Governmental and Regulatory Approvals.
               -------------------------------------------------------

          The Company covenants that if any Capital Securities required to be exchanged for Securities hereunder require registration with or approval of any governmental authority under any Federal or State law, or any national securities exchange, before such Capital Securities may be issued, the Company will in good faith and as expeditiously as possible endeavor to cause such Capital Securities to be duly registered or approved, as the case may be; provided, however, that nothing in this Section shall be deemed to affect in any way the obligation of the Company to exchange Capital Securities for Securities as provided in this Article.

Section 1712.  Taxes on Exchange.
               -----------------

          The Company will pay any and all transfer, stamp or similar taxes that may be payable in respect of the issue or delivery of Capital Securities in exchange for Securities pursuant hereto.

Section 1713.  Covenants as to Capital Securities and Secondary Offering.
               ---------------------------------------------------------

          (a) The Company covenants that it will issue, or cause to be issued, Capital Securities of the type, in the amounts and at the times required by this Indenture.

          (b) The Company covenants that all Capital Securities which may be issued in exchange for Securities will upon issuance be duly authorized and validly issued and, if applicable, fully paid and nonassessable.

          (c) The Company is unconditionally obligated to sell Capital Securities in each Secondary Offering (and to bear all expenses of each Secondary Offering, including underwriting discounts and commissions) at the times and in the manner required by this Indenture unless all Holders have duly elected to receive Capital Securities on the related Exchange Date or the Securities are to be paid from sufficient Available Funds.

          (d) The Company agrees to indemnify and hold harmless in connection with any Secondary Offering any Holder for the account of whom Capital Securities are being offered and sold from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus relating to the Secondary Offering, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or resulting from or based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or resulting from the Company's failure to comply with Section 1711 or 1712; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement, alleged untrue statement, omission or alleged omission made therein (i) in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any of the assumptions described in Section 1704(a)(7) is incorrect. In connection with any Secondary Offering, the Company agrees to obtain appropriate indemnification of any Holder for the account of whom Capital Securities are being offered and sold in any Secondary Offering from any underwriter, agent or other similar person.

Section 1714.  Provision in Case of Consolidation, Merger or Transfer of Assets.
               ----------------------------------------------------------------

          In case of any consolidation of the Company with, or merger of the Company into, any other corporation, partnership or trust (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety, the corporation, partnership or trust formed by such consolidation or the corporation, partnership or trust into which the Company shall have been merged or the corporation, partnership or trust which shall have acquired such assets of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter to receive securities of such successor on the Exchange Date for such Security with a Market Value equal to the principal amount of such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers.

Section 1715.  Responsibility of Trustee.
               -------------------------

          The Trustee shall not at any time be under any duty or responsibility to any holder of Securities of any series to be exchanged to determine the Market Value of any Capital Securities delivered in exchange for Securities of such series and may rely on and shall be entitled to receive prior to any Exchange Date for Securities of such series an Officers' Certificate of the Company as to the Market Value of the Capital Securities being exchanged for the Securities of such series and the amount of Capital Securities being exchanged for each $1,000 principal amount of Securities of such series and that such Capital Securities qualify as Capital Securities under the definition thereof contained in the Indenture. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Capital Securities which may at any time be issued or delivered in exchange for any Security; and the Trustee does not make any representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Capital Securities or Capital Security certificates or other securities or property upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article.

Section 1716.  Revocation of Obligation to Exchange Capital Securities for
               -----------------------------------------------------------
Securities.
----------

          The Company's obligation to exchange Capital Securities for Securities of any series as provided in Section 1702 and 1703 is absolute and unconditional provided, however, that such obligation may be revoked at the option of the Company at any time on not less than 30 days' prior notice given in the manner provided in Section 106 to the Holders of Securities of such series, the Trustee and the Exchange Agent, if (i) the Company shall determine that the Securities of such series will not constitute primary capital of the Company under applicable regulations, orders or interpretive rulings by the Primary Federal Regulator, or (ii) the Securities of such series shall cease being treated as primary capital of the Company by the Primary Federal Regulator, or (iii) approval of the Primary Federal Regulator is obtained for such revocation.

           In the event such obligation is revoked

           (a) the Company will pay the Securities of such series in cash at 100% of the principal amount thereof, plus (if accrued interest is to be paid to the Persons surrendering the Securities for payment) accrued interest on the Stated Maturity thereof, and

           (b) the Company may, on any Redemption Date with respect to the Securities of such series, redeem the Securities of such series, in whole or in part, for cash at the Redemption Price amount thereof, plus (if accrued interest is to be paid to the Persons surrendering the

      Securities for payment) accrued interest to the Redemption Date.


                                ARTICLE EIGHTEEN

                                Available Funds

Section 1801.   Applicability of Article.
                ------------------------

          If any Officers' Certificate or supplemental indenture pursuant to
Section 301 provides that the Securities of any series are designated as Primary Capital Securities, the provisions of this Article shall apply to the extent and except as otherwise specified in such Officers' Certificate or supplemental indenture.

          The Company may, from time to time in its discretion, sell, issue or exchange Capital Securities for the purpose of generating Available Funds to be used to pay or redeem Primary Capital Securities. There will be no segregation of funds representing Available Funds in any account, and the holders of any series of Primary Capital Securities will have no security interest in or other claim upon funds representing Available Funds dedicated to such series of Primary Capital Securities or any investment or earnings thereon until such time, if any, as such funds representing Available Funds are deposited with the Trustee or any paying agent for payment in respect of such series of Primary Capital Securities.

Section 1802.  Redemption of Primary Capital Securities with Available Funds.
               -------------------------------------------------------------

          To the extent that the terms of any series of Securities designated as Primary Capital Securities provide for their redemption in cash by the Company prior to Stated Maturity, the Company covenants and agrees for the sole benefit of the Primary Federal Regulator and not for the benefit of the Trustee or any securityholder that any such redemption shall be made only to the extent of the amount of Available Funds theretofore dedicated to such series of Primary Capital Securities.

Section 1803.  Payment of Primary Capital Securities with Available Funds.
               ----------------------------------------------------------

          The Company covenants and agrees for the sole benefit of the Primary Federal Regulator and not for the benefit of the Trustee or any securityholder that any series of Primary Capital Securities shall be payable at their Stated Maturity only from Available Funds theretofore dedicated to such series of Primary Capital Securities and, if Article Seventeen of this Indenture is applicable such series of Primary Capital Securities, by an exchange of Capital Securities therefor pursuant to Article Seventeen.

Section 1804.  Covenant to Generate Available Funds.
               ------------------------------------

           With respect to any series of Primary Capital Securities which by its terms requires the designation of Available Funds, the Company covenants and agrees for the sole benefit of the Primary Federal Regulator and not for the benefit of the Trustee or any securityholder that:

           (a) by the time that one-third of the stated term of such Securities has passed, the Company will have generated Available Funds dedicated to such series of Securities in an aggregate amount equal to or greater than one-third of the original aggregate principal amount of such series;

           (b) by the time two-thirds of the stated term of such Securities has passed, the Company will have generated Available Funds dedicated to such series of Securities in an aggregate principal amount equal to or greater than two-thirds of the original aggregate principal amount of such series; and

           (c) by the date that is 60 days prior to the Stated Maturity of such Securities, the Company will have generated Available Funds dedicated to such series of Securities in an aggregate amount equal to or greater than the original aggregate principal amount of such series.

Section 1805.  Revocation of Obligations.
               -------------------------

           The Company's obligations under Sections 1802, 1803 and 1804 may be revoked with respect to any series of Primary Capital Securities at the option of the Company at any time on not less than 30 days' prior notice given in the manner provided in Section 106 to the Holders of such series of Primary Capital Securities and the Trustee, if (i) the Company shall determine that such series of Primary Capital Securities does not constitute primary capital of the Company under applicable regulations, orders or interpretive rulings of the Primary Federal Regulator, or (ii) such series of Primary Capital Securities shall cease being treated as primary capital of the Company by the Primary Federal Regulator, or (iii) the Company shall obtain the approval of the Primary Federal Regulator for such revocation. In the event of any such revocation, the Company
(i) will pay 100% of the principal amount of each such series of Primary Capital Securities as to which such obligations have been revoked, plus (if accrued interest is to be paid to the Persons surrendering the Securities for payment) accrued interest, in cash from any source on the Stated Maturity thereof and
(ii) may, at any time and from time to time when pursuant to its terms such series of Primary Capital Securities is redeemable, redeem such series of Primary Capital Securities, in whole or in part, for cash from any source at the percentage of the principal amount set forth in the terms of such series of Primary Capital Securities, plus (if accrued interest is to be paid to the Persons surrendering the Securities for payment) accrued interest to the redemption date.


                                ARTICLE NINETEEN

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

Section 1901.   Exemption from Individual Liability.
                -----------------------------------

           No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or inferred therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

                               GOLDEN WEST FINANCIAL
                               CORPORATION


                               By _____________________________
                                              (Title)


Attest: __________________
           (Title)


                               BANKERS TRUST COMPANY


                               By _____________________________
                                               (Title)


Attest:

-------------------------------
           (Title)

STATE OF CALIFORNIA      )
COUNTY OF ALAMEDA        )  ss.


          On the ____ day of _____________, 1995, before me, a Notary Public in and for said County and State, personally appeared __________________, known to me to be the ____________________ of Golden West Financial Corporation, one of the corporations described in and which executed the foregoing instrument, and known to me to be the person who executed the within instrument on behalf of Golden West Financial Corporation; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; and that he acknowledged to me that Golden West Financial Corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                              Witness my hand and official seal.


                              Notary Public in and for said
                              County and State

STATE OF NEW YORK     )
COUNTY OF NEW YORK    )  ss.


          On the ____ day of ______________, 1995, before me, a Notary Public in and for said County and State, personally appeared ____________________, known to me to be the ____________________ of Bankers Trust Company, one of the corporations described in and which executed the foregoing instrument, and known to me to be the person who executed the within instrument on behalf of Bankers Trust Company; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; and that he/she acknowledged to me that Bankers Trust Company executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

                              Witness my hand and official seal.


                              Notary Public in and for said
                              County and State

                                   EXHIBIT A

                            (Forms of Certification)

                                  Exhibit A.1

               [Form of Certificate of Beneficial Ownership by a
             Non-United States Person or by Certain Other Persons]

                                  Certificate

                       GOLDEN WEST FINANCIAL CORPORATION

                   [Insert title or sufficient description of
                          Securities to be delivered]


          Reference is hereby made to the Indenture dated as of July 1, 1995 (the "Indenture") between Golden West Financial Corporation and Bankers Trust Company, as trustee (the "Trustee") covering the above-captioned Securities (the "Securities"). This is to certify that as of the date hereof, __________ principal amount of Securities credited to you for our account (i) is owned by persons that are not United States Persons, as defined below; (ii) is owned by United States Persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or
(b) United States Persons who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution encloses herewith a certificate in the form of Exhibit A.2 to the Indenture); or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Securities for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

          We undertake to advise you by tested telex followed by written confirmation if the above statement as to beneficial ownership is not correct on the earlier of the date of delivery to us of the above-captioned Securities in bearer form or the first date of payment of interest as to all of such Securities as then appear in your books as being held for our account. We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a


                                     A.1-1
citizen or resident of the United States of America (including the States and the District of Columbia) (the "United States"), a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

          [This certificate excepts and does not relate to __________ principal amount of Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Securities cannot be delivered and interest cannot be paid until we are able to so certify with respect to such principal amount of Securities.]*


Dated:  _______________________

[To be dated on or after
                      (the
---------------------
date determined as provided
in the Indenture)]

                                         [Name of Person Entitled to
                                         Receive Bearer Security]


                                         -------------------------------
                                              (Authorized Signatory)


                                         Name: _________________________

                                         Title: ________________________



--------------------

* Delete if inappropriate



                                    A.1-2

                                  Exhibit A.2

                      [Form of Certificate of Status as a
            Foreign Branch of a United States Financial Institution]

                                  Certificate

                       GOLDEN WEST FINANCIAL CORPORATION

                    [Insert title or sufficient description
                         of Securities to be delivered]

          Reference is hereby made to the Indenture dated as of July 1, 1995 (the "Indenture"), between Golden West Financial Corporation and Bankers Trust Company, as trustee, relating to the offering of the above-captioned Securities (the "Securities").

          The undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution (as defined in U.S. Treasury Regulation Section 1.165-12(c)(1)(v)) that holds customers' securities in the ordinary course of its trade or business and agrees, and authorizes you to advise the issuer or the issuer's agent, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and is not purchasing for resale directly or indirectly to a United States Person or to a person within the United States or it possessions. We undertake to advise you by tested telex followed by written confirmation if the statement in the immediately preceding sentence is not correct on the earlier of the date of delivery of the above-captioned Securities in bearer form or the first date of payment of interest with respect to such of the Securities as they appear on your books as being held for our account.

          We understand that this certificate is required in connection with the United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a citizen or resident of the United States of America (including the States and the District of Columbia) (the "United States"), a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

          [This certificate excepts and does not relate to __________ principal amount of Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Securities cannot be delivered and interest cannot be paid until


                                     A.2-1
we are able to so certify with respect to such principal amount of Securities.]*


Dated:  ________________________

[To be dated on or after
                        (the
-----------------------
date determined as provided in the
Indenture)]

                                        [Name of Person Entitled to
                                        Receive Bearer Security]


                                        ---------------------------------
                                             (Authorized Signatory)


                                        Name: ___________________________

                                        Title: __________________________



*Delete if inappropriate


                                     A.2-2

                                  Exhibit A.3

                 [Form of Certificate to be Given by Euroclear
                 and Cedel S.A. in Connection with the Exchange
                   of All or a Portion of a Temporary Global
               Security or to Obtain Interest Prior to Exchange]

                                  Certificate

                       GOLDEN WEST FINANCIAL CORPORATION

                   [Insert title or sufficient description of
                          Securities to be delivered]


          We refer to that portion, __________, of the Global Security representing the above-captioned issue of securities (the "Securities") [which is herewith submitted to be exchanged for definitive Securities]* [for which we are seeking to obtain payment of interest]* (the "Submitted Portion"). This is to certify, pursuant to the Indenture dated as of July 1, 1995 (the "Indenture") between Golden West Financial Corporation and Bankers Trust Company, as trustee (the "Trustee"), that we have received in writing, by tested telex or by electronic transmission from member organizations with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion a Certificate of Beneficial Ownership by a Non-United States Person or by Certain Other Persons [and, in some cases, a Certificate of Status as a Foreign Branch of a United States Financial Institution authorizing us to inform the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder]* substantially in the form of Exhibit A.1 [and A.2]* to the Indenture.

          [Insert if certificate relates to the delivery of Securities in bearer form -- We hereby request that you deliver to the office of __________ in __________ definitive Securities in bearer form in the denominations on the attached Schedule A.]*

          We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with


                                     A.3-1
respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.


Dated: _________________________

                               [MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK, BRUSSELS OFFICE,
                               as Operator of the Euroclear
                               System]
                               [CEDEL S.A.]


                               By ______________________________



* Delete if inappropriate



                                     A.3-2

                       GOLDEN WEST FINANCIAL CORPORATION

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of July 1, 1995

           Trust Indenture
           Act Section                 Indenture Section
           -----------                 -----------------
           Section 310(a)(1)               609
           (a)(2)                          609
           (a)(3)                          Not Applicable
           (a)(4)                          Not Applicable
           (a)(5)                          609
           (b)                             608, 610
           (c)                             Not Applicable
           Section 311(a)                  613(a)
           (b)                             613(b)
           (b)(2)                          703(a)(3), 703(b)
           Section 312(a)                  701, 702(a)
           (b)                             702(b)
           (c)                             702(c)
Section 313(a)                             703(a)
           (b)                             703(b)
           (c)                             703(c)
           (d)                             703(d)
Section 314(a)                             704
           (b)                             Not Applicable
           (c)(1)                          102
           (c)(2)                          102
           (c)(3)                          Not Applicable
           (d)                             Not Applicable
           (e)                             102
Section 315(a)                             601(a)
           (b)                             602, 703(a)(7)
           (c)                             601(b)
           (d)                             601(c)
           (d)(1)                          601(a)(1)
           (d)(2)                          601(c)(2)
           (d)(3)                          601(c)(3)
           (e)                             514
Section 316(a)                             101
           (a)(1)(A)                       104(f), 502, 512
           (a)(1)(B)                       104(f), 513
           (a)(2)                          Not Applicable
           (b)                             508
           (c)                             104(f)
Section 317(a)(1)                          503
           (a)(2)                          504
           (b)                             1003
Section 318(a)                             108
           (c)                             108

    Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.